Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”), is made and entered into as of October 27, 2010, by and between Endologix, Inc., a Delaware corporation (the “Company”), and Essex Woodlands Health Ventures Fund VII, L.P. (the “Investor”).

RECITALS

A. On the date hereof, the Company entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with Nepal Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Nellix, Inc., a Delaware corporation (“Nepal”), and the other parties thereto, whereby, following the satisfaction or waiver of the conditions to closing set forth therein, Merger Sub will be merged with and into Nepal (the “Merger”) with Nepal surviving the Merger as a wholly-owned subsidiary of the Company.

B. As a condition to the obligations of the Company and Merger Sub to effect the Merger and to otherwise consummate the transactions contemplated by the Merger Agreement, the Investor has agreed to enter into this Agreement and to purchase from the Company, upon the terms and subject to the conditions set forth in this Agreement, a number of shares (the “Purchased Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock”), equal to the quotient obtained by dividing (i) $15,000,000 (the “Total Purchase Price”) by (ii) the Closing Payment Average Closing Price.

C. The Company and the Investor are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D as promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”).

D. As a condition to the obligations of the Company to effect the transactions contemplated by this Agreement, the Investor shall enter into a Lock-Up Agreement, in substantially the form attached hereto as Exhibit A (the “Lock-Up Agreement”), pursuant to which, among other things, the Investor will agree to abide by certain restrictions upon the transfer of shares of Common Stock to be acquired by the Investor upon the closing of the transactions contemplated by this Agreement and the Merger Agreement.

AGREEMENT

In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Merger Agreement.

2. Purchase and Sale of the Purchased Shares. Upon the terms and subject to the satisfaction or waiver of the conditions to Closing set forth in this Agreement, at the Closing, the Investor shall purchase, and the Company shall sell and issue to the Investor, the Purchased Shares.

3. Closing. The purchase and sale of the Purchased Shares pursuant to Section 2 hereof shall take place at the offices of Stradling Yocca Carlson & Rauth, 660 Newport Center Drive, Suite 600, Newport Beach, California 92660, at 9:00 A.M. (Pacific Time) on the Closing Date (subject to the satisfaction or waiver of the conditions to the Closing set forth herein), or at such other location and on such other date or at such other time as the Company and the Investor shall mutually agree (which time and place are designated as the “Closing”). At the Closing, (a) the Investor shall pay to the Company the Total Purchase Price for the Purchased Shares by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (b) the Company shall cause its transfer agent to issue and deliver to the Investor a certificate in the name of the Investor representing the Purchased Shares. The certificate representing the Purchased Shares shall be imprinted with the legend set forth in Section 2.11 of the Merger Agreement (or the substantial equivalent thereof).

4. Representations and Warranties of the Company. Except as set forth in the Company disclosure schedules (the “Disclosure Schedules”) delivered by the Company to Investor on the date of execution of this Agreement, the Company represents and warrants to the Investor as follows, as of the date of this Agreement and as of the Closing Date:

(a) Organization, Corporate Existence and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, and has all corporate power and authority required to own and operate its properties and assets and to conduct its business as now conducted and as proposed to be conducted, and is duly qualified to do business and is in good standing in each jurisdiction in which the conduct of its business or the ownership or leasing of its properties requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company or its business, assets, properties, financial condition, results of operations or prospects (a “Material Adverse Effect”). The Company does not own any real property. The Company has good and marketable title in fee simple to, or has valid rights to lease or otherwise use, all items of real and personal property that are material to the business of the Company free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use of such property by the Company or (ii) would not reasonably be expected to have a Material Adverse Effect.

(b) Subsidiaries Etc. Section (b) of the Disclosure Schedules includes a complete and accurate list of each subsidiary of the Company (a “Subsidiary”) and the jurisdiction in which each such Subsidiary is organized. Each Subsidiary is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, has full corporate power and authority to conduct its business as presently conducted, and is wholly owned by the Company. Each Subsidiary is duly qualified or otherwise authorized to do business as a foreign corporation or other organization and is in good standing as such in every jurisdiction in which the failure so to qualify would have a Material Adverse Effect. The Company has made available to the Investor complete and accurate copies of the Certificate of Incorporation and By-laws of each Subsidiary, each as amended to date and presently in effect, and each Subsidiary has at all times complied with all provisions of such documents and is not in default under, or in violation of, any such provision. Other than as shown in Section (b) of the Disclosure Schedules, the Company does not have any Subsidiary and does not own or control, directly or indirectly, more than two percent (2%) of the outstanding shares of capital stock of any other corporation or more than two percent (2%) of the outstanding ownership interests in any partnership, limited liability company, joint venture or other non-corporate business enterprise.

(c) Authority; Binding Nature of Agreement. The Company has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, and no further action is required on the part of the Company to authorize the Agreement and the transactions contemplated hereby, except for the Parent Stockholder Approval. This Agreement has been duly executed and delivered by the Company, and assuming the due authorization, execution and delivery by the Investor, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d) Absence of Restrictions. Neither (1) the execution, delivery or performance by the Company of this Agreement, nor (2) the consummation of transactions contemplated by this Agreement, will directly or indirectly (with or without notice or lapse of time):

(i) contravene, conflict with or result in a violation of any of the provisions of the Parent Organizational Documents;

(ii) contravene, conflict with or result in a violation of, or give any Governmental Entity or other Person the right to challenge any of the transactions contemplated by this Agreement or to exercise any remedy or obtain any relief under, any Law or any Order to which the Company, or any of the assets owned, used or controlled by the Company, is subject; or

(iii) contravene, conflict with or result in a violation of, or default under, result in the acceleration of, or create in any party the right to accelerate, terminate, modify or cancel, or result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company pursuant to, or require any notice under, any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which the Company or its properties are bound, except as would not reasonably be expected to have a Material Adverse Effect.

No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, other governmental body or any self regulatory authority is required for the execution and delivery of this Agreement by the Company and the consummation of transactions contemplated by this Agreement, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws.

(e) Valid Issuance. The Purchased Shares to be issued and sold pursuant to Section 2 hereof have been duly authorized, and will, when issued and paid for in accordance with the provisions of this Agreement, be validly issued, fully paid and nonassessable, subject to no lien, claim or encumbrance (except for any such lien, claim or encumbrance created, directly or indirectly, by the Investor).

(f) Capitalization. The outstanding capital stock of the Company as of September 30, 2010 is set forth on Section (f) of the Disclosure Schedules. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the transactions contemplated by this Agreement and the Merger Agreement and as set forth on Section (f) of the Disclosure Schedules, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party and providing for the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, no preemptive right, co-sale right, registration right, right of first refusal or other similar right exists with respect to the issuance and sale of the Purchased Shares, except as provided in this Agreement or the Merger Agreement or except for such rights as may have been waived prior to the date of this Agreement. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Common Stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. Section (f) of the Disclosure Schedules includes a complete and accurate list, as of the date of this Agreement, of all Company stock and equity incentive plans, indicating for each Company such plan the number of shares subject to outstanding options or other awards under such plan, and the number of shares reserved for future issuance under such plan. The Company has made available to the Investor complete and accurate copies of all Company stock and equity incentive plans and forms of all award agreements under such plans. All Company stock and equity incentive plans are in material compliance with §409(A) of the Internal Revenue Code of 1986, as amended (the “Code”). All of the shares of capital stock of the Company subject to Company stock options and warrants will be, upon issuance pursuant to the exercise of such instruments, duly authorized, validly issued, fully paid and nonassessable. All Company stock options and warrants, and all of the shares of capital stock of the Company subject to such options and warrants have been offered, issued and sold, or will be issued and sold upon exercise, by the Company in compliance with all applicable federal and state securities laws.

(g) Legal Proceedings. Except as set forth in Section (g) of the Disclosure Schedules, there is no legal, regulatory or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any Subsidiary is a party or of which the business or property of the Company or any Subsidiary is subject which could reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is subject to any injunction, judgment, decree or order of any Governmental Entity. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of any duty relating to the Company or any Subsidiary. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC or state securities commission involving the Company, any Subsidiary or any current or former director or officer of the Company or any Subsidiary. The Company has not received any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act and, to the Company’s knowledge, the SEC has not issued any such order.

(h) Compliance and Governmental Permits, Etc. The Company and its Subsidiaries have all necessary franchises, licenses, certificates and other authorizations from any Governmental Entity that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of any proceeding relating to revocation or modification of any such franchise, permit, license, or similar authority except where such revocation or modification would not reasonably be expected to have a Material Adverse Effect. Neither the Company nor any Subsidiary is in violation of any statute, rule or regulation of any Governmental Entity, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not reasonably be expected to have a Material Adverse Effect.

(i) Intellectual Property. The Company and its Subsidiaries own, or have valid, binding and enforceable rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, know-how, domain names, trade secrets, inventions, copyrights, licenses and other similar intellectual property rights as necessary or material for use in connection with their business as currently conducted and as contemplated to be conducted, and which the failure to so have would not reasonably be expected to have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as set forth in Section (i) of the Disclosures Schedules, neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in Section (i) of the Disclosure Schedules, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights which would reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary has taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights. All patent applications of the Company and its Subsidiaries have been properly filed and prosecuted in accordance with all applicable laws, including without limitation all rules regarding the duty of candor, and, to the Company’s knowledge, no claim of any patent or patent application (assuming the claims of patent applications issue as currently pending) included in the Intellectual Property Rights is unenforceable or invalid, except for such unenforceability or invalidity that would not reasonably be expected to result, individually or in the aggregate, in a Material Adverse Effect. Except as set forth in Section (i) of the Disclosure Schedules, neither the Company nor any Subsidiary is obligated to pay a royalty, grant a license or provide other consideration to any third party in connection with the Intellectual Property Rights. Except as set forth in Section (i) of the Disclosure Schedules, there is no pending, nor to the knowledge of the Company, threatened action, suit, proceeding, or other claim that the Company or any Subsidiary infringes, misappropriates, or otherwise violates any intellectual property or proprietary rights of any third party.

(j) Employees.

(i) All current and former employees of the Company and its Subsidiaries have executed and delivered a confidential information and inventions assignment agreement (a “CIIA”) to the Company. All current and former consultants of the Company and its Subsidiaries that have performed development work or provided technical services to the Company or its Subsidiaries or have otherwise had access to confidential or proprietary information of the Company or its Subsidiaries have executed and delivered a CIIA to the Company or other form of written contract or agreement with the Company or its Subsidiaries that requires such consultants to maintain the confidentiality of such information and assigns to the Company or its Subsidiaries, as applicable, all rights to any inventions, improvements, discoveries or information relating to the business of the Company and its Subsidiaries.

(ii) The Company is not aware that any executive officer of the Company has plans to terminate his employment relationship with the Company. The Company and its Subsidiaries have complied in all material respects with all applicable laws relating to wages, hours, equal opportunity, collective bargaining, workers’ compensation insurance and the payment of social security and other taxes. None of the employees of the Company or its Subsidiaries is represented by any labor union, and to the Company’s knowledge, there is no labor strike or other labor trouble pending or threatened with respect to the Company or its Subsidiaries. To the Company’s knowledge, no employee of the Company or its Subsidiaries is obligated under any contract or subject to any judgment, decree or administrative order that would conflict or interfere with (i) the performance of the employee’s duties as an employee, director or officer of the Company or its Subsidiaries, or (ii) the Company’s or any Subsidiary’s business as conducted or proposed to be conducted.

(k) Financial Statements. The financial statements of the Company contained in its Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2010 and June 30, 2010, have been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis at the times and throughout the periods therein specified, except as may be otherwise specified in such financial statements or the notes thereto and that unaudited financial statements may not contain all footnotes required by GAAP. Such financial statements present fairly and accurately in all material respects the financial position of the Company as of the dates indicated, and the results of its operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments. There are no financial statements (historical or pro forma) and/or related schedules and notes that are required to be included in the Company’s public filings with the SEC that are not included as required by the Securities Act, the Exchange Act and/or the rules and regulations thereunder, except where a failure to so include would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(l) No Material Adverse Change. Except as disclosed in Current Reports on Form 8-K filed by the Company with the SEC at least two (2) Business Days prior to the date of this Agreement, since June 30, 2010, there has not been (i) any event, circumstance or change that has had or that would reasonably be expected to have a Material Adverse Effect, (ii) any obligation incurred by the Company, direct or contingent, that is material to the Company other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, (iv) any loss or damage (whether or not insured) to the physical property of the Company which has had, or would reasonably be expected to have, a Material Adverse Effect, (v) any material change in the Company’s method of accounting, or (vi) any issuance of equity securities to any officer, director or affiliate, except pursuant to existing Company stock option plans or agreements.

(m) Nasdaq Compliance. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and is listed on The Nasdaq Global Market (the “Nasdaq Stock Market”). The Company has taken no action intended to terminate the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market, nor has the Company received any written notification that the SEC or the Nasdaq Stock Market is contemplating terminating such registration or listing. The Company is in material compliance with all corporate governance requirements of the Nasdaq Stock Market. The Company shall have complied in all material respects with all requirements of the Nasdaq Stock Market with respect to the issuance of the Purchased Shares.

(n) Reporting Status. The Company has timely made all filings required under the Securities Act and the Exchange Act during the 12 months preceding the date of this Agreement, and, as of their respective filing dates, all of those documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as applicable, and all rules and regulations promulgated thereunder, and none of such documents contained or will contain any untrue statement of a material fact or omitted or will omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading, as of their respective filing dates or as of the Closing Date, as the case may be. From and after the date hereof the Company expects to meet each of the eligibility requirements for the use of Form S-3 in connection with the resale registration of the Purchased Shares as contemplated under Section 6 of this Agreement.

(o) Accountants. PricewaterhouseCoopers LLP, who expressed their opinion with respect to the consolidated financial statements to be incorporated by reference from the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 into the registration statement to be filed under the Securities Act as provided in Section 6 hereof (the “Registration Statement”) and the prospectus which forms a part thereof (the “Prospectus”), have advised the Company that they are, and to the knowledge of the Company they are, independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder. Except as pre-approved in accordance with the requirements set forth in Section 10A of the Exchange Act, to the Company’s knowledge, PricewaterhouseCoopers LLP has not engaged in any “prohibited activities” (as defined in Section 10A of the Exchange Act) on behalf of the Company.

(p) Taxes. Except for matters which would not reasonably be expected to have a Material Adverse Effect, each of the Company and the Subsidiaries has timely filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued on the books of the Company all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

(q) Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Purchased Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

(r) Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and will not be deemed an “investment company” as a result of the transactions contemplated by this Agreement or as a result of the conduct of its business.

(s) Insurance. The Company maintains insurance of the types and in the amounts that the Company reasonably believes are adequate for its businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism, insurance covering the acts and omissions of directors and officers, and insurance covering all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect. The Company has not received any written notice that the Company will not be able to renew its existing insurance coverage as and when such coverage expires.

(t) Offering Prohibitions. Neither the Company nor any person acting on its behalf or at its direction has in the past or will in the future take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer or sale of the Purchased Shares as contemplated by this Agreement within the provisions of Section 5 of the Securities Act. The Company has not made any offers or sales of any security or solicited any offers to buy any security, under any circumstances that would require registration of the Purchased Shares under the Securities Act. Assuming the accuracy of the Investor’s representations and warranties set forth in this Agreement, no registration under the Securities Act is required for the offer and sale of the Purchased Shares by the Company to the Investor as contemplated hereby. Assuming that all of the representations and warranties of the Investor set forth in Section 5 are true and correct, the offer and sale of the Purchased Shares has been conducted and completed in compliance with the Securities Act. The issuance and sale of the Purchased Shares hereunder does not contravene the rules and regulations of the Nasdaq Stock Market.

(u) Listing. The Company shall comply with all requirements of the Financial Industry Regulatory Authority with respect to the issuance of the Purchased Shares and the listing thereof on the Nasdaq Stock Market. The Company shall use its best efforts to maintain the listing of the Company’s Common Stock on the Nasdaq Stock Market.

(v) Related Party Transactions. None of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan of the Company.

(w) Registration Rights. Other than the Investor, and except as contemplated by the Merger Agreement, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, other than registration statements which have already been filed and declared effective or registration rights which have been waived for all times prior to the date hereof. No Person has the right to prohibit the Company from filing a registration statement in accordance with Section 6 hereof. The granting and performance of the registration rights under this Agreement will not violate or conflict with, or result in a breach of any provision of, or constitute a default under, any agreement, indenture, or instrument to which the Company is a party. The Company covenants that it shall provide and cause to be maintained a registrar and transfer agent for all Registrable Securities (as defined in Section 6) covered by any registration statement from and after a date not later than the initial effective date of such Registration Statement.

(x) Internal Accounting Controls. The books, records and accounts of the Company accurately and fairly reflect, in all material respects, the transactions in, and dispositions of, the assets of, and the operations of, the Company. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. The Company maintains a system of internal controls over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) in the manner and to the extent required by the Exchange Act and the rules promulgated thereunder by the SEC, and in all cases sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company is made known to the certifying officers by others within those entities, particularly during the period in which the Company’s most recently filed periodic report under the Exchange Act, as the case may be, is being prepared. The Company’s certifying officers have evaluated the effectiveness of the Company’s controls and procedures as of the end of the period prior to the filing date of the most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) or in other factors that has materially affected, or is reasonably likely to materially affect, the Company’s internal controls over financial reporting.

(y) Foreign Corrupt Practices. Neither the Company nor any Subsidiary nor any director, officer, agent, employee or other person acting on behalf of the Company or any Subsidiary has, in the course of its actions for, or on behalf of, the Company or any Subsidiary, (i) directly or indirectly, used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of in any material respect any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(z) No Manipulation of Stock. Neither the Company nor, to its knowledge, any of its affiliates has taken, nor will the Company take, directly or indirectly any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Common Stock or any security of the Company to facilitate the sale or resale of any of the Purchased Shares.

(aa) Company Acknowledgement of Investor Representation. The Company acknowledges and agrees that the Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 5 of this Agreement.

(bb) Acknowledgment Regarding the Investor’s Purchase of Securities. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity with respect to the Company) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Investor or any of its respective representatives or agents to the Company in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Investor’s purchase of the Purchased Shares. The Company further represents to the Investor that the Company’s decision to enter into this Agreement has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

(cc) FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (“FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) and any comparable foreign law that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by the Company or any of its Subsidiaries (each a “Product”), such Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by the Company and its Subsidiaries in compliance with all applicable requirements under FDCA and similar laws, rules and regulations, including foreign laws, relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, and in all other respects, except where the failure to be in compliance would not have a Material Adverse Effect. There is no pending, completed or, to the Company’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any Subsidiary and neither the Company nor any Subsidiary has received any notice, warning letter or other communication from the FDA or comparable foreign entity or any other Governmental Entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any Subsidiary, (iv) enjoins production at any facility of the Company or any Subsidiary, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any Subsidiary, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any Subsidiary. The properties, business and operations of the Company and its Subsidiaries have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA and any comparable foreign Governmental Entity. Neither the Company nor any Subsidiary has been informed by the FDA or any comparable foreign Governmental Entity that the FDA or any comparable foreign Governmental Entity will prohibit the marketing, sale, license or use in the United States or elsewhere of any product proposed to be developed, produced or marketed by the Company or any of its Subsidiaries nor has the FDA or any comparable foreign Governmental Entity expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by the Company or any Subsidiary.

(dd) Environmental Matters.

(i) The Company and its Subsidiaries have complied in all material respects with all applicable Environmental Laws. There is no pending or, to the Company’s knowledge, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Company or any Subsidiary.

(ii) Except as would not reasonably be expected to have a Material Adverse Effect, neither the Company nor any Subsidiary has any liabilities or obligations arising from the release of any Materials of Environmental Concern into the environment.

(iii) Neither the Company nor any Subsidiary is a party to or bound by any court order, administrative order, consent order or other agreement between the Company or any Subsidiary and any Governmental Entity entered into in connection with any legal obligation or liability arising under any Environmental Law.

(ee) Brokers. Neither the Company nor its Subsidiaries has engaged any brokers, finders or agents and nor has the Company or any of its Subsidiaries incurred, and nor will they incur, directly or indirectly, any liability for brokerage or finders’ fees or agents’ commissions or any similar charges in connection with this Agreement and the transactions contemplated hereby.

(ff) Disclosure. To the Company’s knowledge, neither this Agreement nor the schedules and exhibits hereto (including without limitation the representations and warranties set forth herein, as qualified by the Disclosure Schedules) or the certificates delivered by the Company at or prior to the Closing in accordance with Section 8(a)(iii) contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances in which they were made. There is no fact which the Company has not disclosed to the Investor or its counsel and of which the Company is aware that has or could reasonably be expected to have a Material Adverse Effect.

5. Representations and Warranties of the Investor. The Investor represents and warrants to the Company as follows, as of the date of this Agreement and as of the Closing Date:

(a) Organization and Existence. The Investor is a duly organized and validly existing limited partnership and has all requisite partnership power and authority to enter into this Agreement, to purchase the Purchased Shares pursuant to this Agreement and otherwise to carry out its obligations hereunder.

(b) Authorization. This Agreement has been duly executed and delivered by the Investor, and assuming the due authorization, execution and delivery by Company, constitutes the valid and binding obligation of the Investor, enforceable against the Investor in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) No Conflicts. The execution, delivery and performance by the Investor of this Agreement and the consummation by the Investor of the transactions contemplated hereby will not (i) result in a violation of the organizational documents of the Investor or (ii) result in a violation of any Law or Order applicable to the Investor.

(d) Finder’s Fee. Except for fees and/or commissions paid or payable to Canaccord Genuity Inc., no broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with this Agreement or any of the other transactions contemplated hereby based upon arrangements made by or on behalf of the Investor.

(e) Short Sales Prior To The Date Hereof. The Investor has not, nor has any Affiliate of the Investor or any other Person acting on behalf of or pursuant to any understanding with the Investor, directly or indirectly executed any short sales of the securities of the Company during the period commencing from January 1, 2010 until the date of this Agreement.

6. Registration of Purchased Shares.

(a) The Company shall register the resale of any Registrable Securities pursuant to a registration statement on Form S-3 or equivalent form if Form S-3 is not then available to the Company (each, a “Registration Statement”). For purposes of this Agreement, “Registrable Securities” means (i) the Purchased Shares, (ii) any shares of capital stock issued or issuable as a dividend on or in exchange for or otherwise with respect to the Purchased Shares, and (iii) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

(b) The Company shall (i) with respect to the Registrable Securities, subject to the receipt of necessary information from the Investor, prepare and file the Registration Statement with the SEC within thirty (30) days after the Effective Time (the “Required Filing Date”) covering the resale of the Registrable Securities by the Investor from time to time on a continuous basis pursuant to Rule 415 of the Securities Act, (ii) use its best efforts to cause the Registration Statement to be declared effective as promptly as reasonably practicable thereafter but in no event more than six (6) months after the Effective Time (the “Required Effective Date”). If the Registration Statement (i) has not been filed by the Required Filing Date or (ii) has not been declared effective by the SEC on or before the Required Effective Date, the Company shall, on the Business Day immediately following the Required Filing Date or the Required Effective Date, as the case may be, and each 30th day thereafter, make a payment to the Investor as partial compensation for such delay and not as a penalty (the “Late Registration Payments”) in cash equal to 1% of the purchase price paid under this Agreement for the Registrable Securities that are held by such Investor until the Registration Statement is filed or declared effective by the SEC, as the case may be; provided, however, that in no event shall the payments made pursuant to this paragraph (b), if any, exceed in the aggregate 12% of such purchase price paid for the Registrable Securities; provided, further, that in all events such penalties shall cease to accrue with respect to the Investor on the date on which such Investor may sell Registrable Securities pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) without limitations on volume or manner of sales. Late Registration Payments will be prorated on a daily basis during each 30 day period and will be paid to the Investor by wire transfer or check within five Business Days after the earlier of (i) the end of each 30 day period following the Required Effective Date or (ii) the effective date of the Registration Statement. Late Registration Payments payable by the Company pursuant to this Section 6(b) shall be payable on the first (1st) Business Day of each thirty (30) day period following the Required Effective Date.

(c) The Company shall use its best efforts to cause any Prospectus used in connection with any Registration Statement to be filed with the SEC pursuant to Rule 424(b) under the Securities Act as soon as practicable but in any event no later than 9:00 a.m. Eastern Time the next day that is not a weekend or holiday and the Nasdaq Stock Market is not closed following the date such Registration Statement is declared effective by the SEC and prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period ending on the earlier of (i) the date on which all of the Registrable Securities for such Registration Statement have been sold by such Investor and (ii) the date on which all of the Registrable Securities for such Registration Statement (in the opinion of counsel to the Investor) held by the Investor may be immediately sold to the public without registration or restriction (including, without limitation, as to volume by the holder thereof) under the Securities Act, and to notify the Investor promptly upon the Registration Statement and each post-effective amendment thereto, being declared effective by the SEC.

(d) The Company shall furnish to the Investor with respect to the Registrable Securities registered under the Registration Statement such number of copies of the prospectus (including preliminary and supplemental prospectuses and prospectus amendments) as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Investor.

(e) The Company shall file documents required of the Company for normal blue sky clearance in states as shall be reasonably appropriate in the opinion of the Company and its legal counsel; provided, however, that the Company shall not be required to qualify to do business or consent to general service of process in any jurisdiction in which it would not otherwise be required to qualify but for this Section 6(e).

(f) The Company shall bear all expenses (other than underwriting discounts and commissions, if any) in connection with the procedures in this Section 6 and the registration of the Registrable Securities pursuant to the Registration Statement, and otherwise with respect to any action required of the Company pursuant to this Section 6.

(g) The Company shall cause the Registration Statement to comply as to form in all material respects with the applicable requirements of the Exchange Act, the Securities Act and the rules and regulations of the Nasdaq Stock Market.

(h) The Company will promptly notify the Investor upon the occurrence of any of the following events in respect of the Registration Statement or related prospectus: (i) receipt of any request for additional information by the SEC or any other Governmental Entity during the period of effectiveness of the Registration Statement or amendments or supplements to the Registration Statement or any related prospectus; (ii) the issuance by the SEC or any other Governmental Entity of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose and the Company will promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that (or the Company otherwise becomes aware of any statement included in the Registration Statement, related prospectus or document that is untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or document so that), in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (v) the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate (in which event the Company will promptly make available to the Investor any such supplement or amendment to the Registration Statement and, as applicable, the related prospectus). In the event of any suspension of Investor’s ability to sell Purchased Shares pursuant to the Registration Statement as a result of the foregoing (a “Suspension”), the Company will use its best efforts to cause the use of the prospectus so suspended to be resumed as soon as reasonably practicable after notice of a Suspension to the Investor. Notwithstanding the foregoing, the Company shall use its best efforts to ensure that (i) a Suspension shall not exceed thirty (30) days individually, (ii) no more than two (2) Suspensions shall occur during any twelve month period and (iii) each Suspension shall be separated by a period of at least thirty (30) days from a prior Suspension (each Suspension that satisfies the foregoing criteria being referred to herein as a “Qualifying Suspension”). If a Suspension occurs and such Suspension is not a Qualifying Suspension (a “Non-Qualifying Suspension”), the Company shall, on the 10th Business Day immediately following the effectiveness of the Non-Qualifying Suspension and each 30th day thereafter, make a payment to the Investor as partial compensation for such Non-Qualifying Suspension equal to 1% of the purchase price paid under this Agreement for the Registrable Securities that are held by the Investor until the Non-Qualifying Suspension has ended; provided, however, that in no event shall the payments made pursuant to the foregoing, if any, exceed in the aggregate 12% of the purchase price paid for the Registrable Securities.

(i) With a view to making available to the Investor the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit the Investor to sell Purchased Shares to the public without registration, the Company covenants and agrees to use its reasonable best efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor’s Purchased Shares may be resold pursuant to Rule 144 without volume or manner of sales limitations, or any other rule of similar effect and (B) such date as all of the Investor’s Purchased Shares shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; (iii) furnish to the Investor upon request, as long as the Investor owns any Purchased Shares, (A) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Purchased Shares without registration, and (iv) undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

(j) If the Company shall furnish to the Investor a certificate signed by the Chief Executive Officer, the Chief Financial Officer or counsel of the Company stating that a material corporate development has occurred or a material corporate transaction is under consideration and, in the reasonable good faith judgment of the Board of Directors of the Company, after consulting with its outside counsel, disclosure of such development or transaction in an amendment or supplement to the Registration Statement (or the related prospectus) would be seriously detrimental to the Company (or would deprive the Company of the opportunity to pursue a significant favorable transaction), and the Company is not otherwise required to disclose such development or transaction, then the Company shall have the right to suspend the effectiveness of such Registration Statement and to prohibit the Investor from effecting any sale of Purchased Shares pursuant to such Registration Statement (and the related prospectus) for a period not to exceed thirty (30) consecutive days; provided that the Company may not postpone or suspend effectiveness of a Registration Statement under this Section 6(j) for more than one hundred twenty (120) days in the aggregate; provided, however, that no such suspension shall be permitted for consecutive thirty (30) day periods arising out of the same set of facts, circumstances or transactions, and provided further that in all events the Company shall use its best efforts to terminate any suspension period as promptly as possible.

(k) The Company shall permit counsel designated by the Investor to review such Registration Statement and all amendments and supplements thereto (as well as all requests for acceleration or effectiveness thereof) a reasonable period of time prior to their filing with the SEC (not less than five (5) Business Days) and use reasonable best efforts to reflect in such documents any comments as such counsel may reasonably propose (so long as such comments are provided to the Company at least two (2) Business Days prior to the expected filing date) and will not request acceleration of a Registration Statement without prior notice to such counsel. Notwithstanding anything herein to the contrary, the Company agrees to reimburse Investor for legal fees and expenses incurred by Investor in connection with the review of the Registration Statement and amendments and supplements thereto and requests for acceleration or effectiveness thereof by Investor’s designated counsel in an amount not to exceed $10,000.

(l) The Company shall, at the reasonable request of the Investor, prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and any prospectus used in connection with the Registration Statement as may be necessary in order to make reasonable changes to the plan of distribution set forth in such Registration Statement.

(m) Notwithstanding anything herein to the contrary, the Investor’s rights under this Section 6 shall be automatically assignable by the Investor to any permitted transferee of all or any portion of such Registrable Securities, to the extent of the Registrable Securities so transferred, if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to such registration rights are being transferred or assigned, and (iii) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence, the transferee or assignee agrees in writing to be bound by the provisions of Section 6 of this Agreement. In the event that the Investor transfers all or any portion of its Registrable Securities pursuant to this Section 6(m), the Company shall have ten (10) Business Days following the receipt of such notice to file any amendments or supplements necessary to keep a Registration Statement current and effective pursuant to Rule 415. Upon any such assignment, all of the transferring Investor’s rights under this Agreement with respect to such transferred securities shall inure to the benefit of the transferee.

The Company understands that the Investor disclaims being an underwriter, but acknowledges that a determination by the SEC that the Investor is deemed an underwriter shall not relieve the Company of any obligations it has hereunder.

7. Board of Directors Designation Right. The Company hereby grants to the Investor a board designation right (the “Board Designation Right”) as follows:

(a) At the Closing, the Investor shall have the right to designate two (2) individuals (each such individual, an “Investor Designee”) to be nominated to the Company’s Board of Directors, provided that such individuals shall have provided the Nominating and Governance Committee of the Company’s Board of Directors (the “Nominating Committee”) such information as the Nominating Committee customarily requests pursuant to its charter as in effect on the date hereof to determine that such individuals meet the director independence requirements under Rule 5605 of the Listing Rules of the Nasdaq Stock Market, and are not otherwise disqualified by applicable Nasdaq Stock Market or SEC rules or regulations from service on the Company’s Board of Directors. Upon submission and verification of such information, each individual so designated by the Investor will be recommended to the Board of Directors to serve as a Class I member and a Class II member, respectively, of the Board of Directors of the Company following the Closing, and shall be so elected by the Board of Directors in accordance with the Company’s Bylaws (each, a “Designated Director”) to serve until the next annual meeting of stockholders at which Class I directors or Class II directors, respectively, are elected.

(b) Thereafter,

(i) for so long as the Investor and its Affiliates continue to hold, in the aggregate, at least ninety percent (90%) of the shares of Common Stock originally issued to the Investor as Purchased Shares hereunder and as Closing Merger Shares under the Merger Agreement, the Investor shall have the right from time to time to designate up to two (2) Investor Designees as nominees for election (or re-election) as directors of the Company at subsequent annual meetings of the Company’s stockholders; provided, that at no time shall the Board of Directors as constituted pursuant to this Section 7(b)(i) include more than two (2) Designated Directors, and provided that such Investor Designees have complied with the process of the Nominating Committee as set forth in Section 7(a) above; or

(ii) for so long as the Investor and its Affiliates continue to hold, in the aggregate, more than twenty-five percent (25%) but less than ninety percent (90%) of the shares of Common Stock originally issued to the Investor as Purchased Shares hereunder and as Closing Merger Shares under the Merger Agreement, the Investor shall have the right from time to time to designate one (1) Investor Designee to be considered by the Nominating Committee for recommendation to the Board of Directors as a nominee for election (or re-election) as a director of the Company at subsequent annual meetings of the Company’s stockholders; provided, that at no time shall the Board of Directors as constituted pursuant to this Section 7(b)(ii) include more than one (1) Designated Director, and provided that such Investor Designees have complied with the process of the Nominating Committee as set forth in Section 7(a) above.

(c) The Investor Designees designated by the Investor pursuant to Section 7(b) above shall be subject to the Nominating Committee procedure, and shall serve in the respective classes of directors, set forth in Section 7(a) above.

(d) At any meeting of the Company’s stockholders held for the purpose of electing directors of the Company, the Board of Directors shall recommend that the Company’s stockholders vote for the election of each Investor Designee selected as a nominee for election (or re-election) to the Board of Directors at such meeting.

(e) The Company shall fill any vacancies that may arise upon the resignation, removal, death or disability of any Designated Director with a new Investor Designee designated in accordance with Sections 7(b) and 7(c) above.

(f) The Board Designation Right shall terminate, expire and be of no further force or effect on and after the first date on which the Investor and its Affiliates cease to hold, in the aggregate, at least twenty-five percent (25%) of the shares of Common Stock issued to the Investor as Purchased Shares hereunder and as Closing Merger Shares under the Merger Agreement.

8. Conditions to Closing.

(a) Conditions to the Obligations of the Investor. The obligation of the Investor to purchase the Purchased Shares is subject to the satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Investor:

(i) Each of the representations and warranties made by the Company in this Agreement shall have been true and correct in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Closing Date as if made on the Closing Date (except as to such representations and warranties made as of a specific date, which shall have been accurate in all material respects as of such date), in each case, without giving effect to any materiality qualifications in such representations and warranties.

(ii) Each of the covenants and obligations set forth herein that the Company is required to comply with or perform at or prior to the Closing shall have been complied with or performed in all material respects.

(iii) The Company shall have delivered to the Investor a certificate, dated as of the Closing Date, duly executed by the Chief Executive Officer of the Company as to compliance as of the Closing Date with the conditions set forth in Sections 8(a)(i) and 8(a)(ii) hereof.

(iv) The Company shall have obtained the Parent Stockholder Approval.

(v) The Company, Merger Sub, Nepal and the other parties to the Merger Agreement shall have satisfied or waived all conditions precedent to the closing of the Merger and shall have agreed to consummate the Merger as of the Closing Date.

(vi) All consents, waivers, approvals, Orders, Governmental Authorizations or declarations required to be obtained, all notices required to be delivered and all filings required to be made, by the Company and the Investor in connection with the execution, delivery or performance of this Agreement, or the consummation of the transactions contemplated by this Agreement, including the sale and issuance of the Purchased Shares, shall have been obtained and made by the Company and the Investor, except for such filings that may be made by the Company or the Investor following the Closing Date.

(vii) The Company shall have executed and delivered to the Investor this Agreement.

(viii) No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Law, Order or other legal restraint (whether temporary, preliminary or permanent) which is in effect and which has the effect of prohibiting or preventing consummation of the transactions contemplated by this Agreement, including the sale and issuance of the Purchased Shares.

(ix) The Company shall have delivered a certificate, dated as of the Closing Date, duly executed by the Secretary of the Company (i) attaching copies of the Company’s Certificate of Incorporation, as amended and restated, and the Company’s Bylaws, and any amendments thereto, and certifying as to their effectiveness, (ii) certifying that attached thereto are true and correct copies of any actions by written consent or resolutions duly adopted by the Board of Directors of the Company which authorize and approve the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, including the sale and issuance of the Purchased Shares, and (iii) certifying the incumbency, signature and authority of the officers of the Company authorized to execute, deliver and perform this Agreement and all other documents, instruments, certificates or agreements related thereto executed or to be executed by the Company.

(x) No stop order or suspension of trading shall have been imposed by NASDAQ, the SEC or any other Governmental Entity with respect to public trading in the Common Stock. The Company shall not have received notice of any delisting on NASDAQ or that it is in violation of any NASDAQ rule, regulation or interpretation which could lead to delisting.

(xi) The Company shall have delivered to its transfer agent irrevocable instructions to issue and deliver to the Investor a certificate in the name of the Investor representing the Purchased Shares.

(xii) The Company shall have delivered to the Investor certificates, as of a recent practicable date, as to the corporate good standing of the Company and each of its Subsidiaries issued by the Secretary of State of the state of such entity’s incorporation and the Secretary of State of each other state in which the Company or Subsidiary is qualified to do business.

(xiii) The Investor shall have received an opinion from counsel for the Company, dated the Closing Date, addressed to the Investor, and satisfactory in form and substance to the Investor and its counsel.

(xiv) The Company and each of the Investor Designees shall have entered into an Indemnification Agreement in the form attached hereto as Exhibit B.

(xv) Upon the Closing, the authorized size of the Board of Directors of the Company shall be nine members.

(xvi) All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Investor and its counsel, and

Investor and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

(b) Conditions to Obligations of the Company. The Company’s obligation to sell and issue the Purchased Shares at the Closing is subject to the satisfaction on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

(i) Each of the representations and warranties made by the Investor in this Agreement and the Investor’s Stockholder Certificate shall have been true and correct in all material respects as of the date of this Agreement and shall be accurate in all material respects as of the Closing Date as if made on the Closing Date (except as to such representations and warranties made as of a specific date, which shall have been accurate in all material respects as of such date) in each case, without giving effect to any materiality qualifications in such representations and warranties.

(ii) Each of the covenants and obligations set forth herein that the Investor is required to comply with or perform at or prior to the Closing shall have been complied with or performed in all material respects.

(iii) The Investor shall have delivered to the Company a certificate, dated as of the Closing Date, duly executed by an authorized signatory of the Investor as to compliance as of the Closing Date with the conditions set forth in Sections 8(b)(i) and 8(b)(ii) hereof.

(iv) The Company shall have obtained the Parent Stockholder Approval.

(v) The Company, Merger Sub, Nepal and the other parties to the Merger Agreement shall have satisfied or waived all conditions precedent to the closing of the Merger and shall have agreed to consummate the Merger as of the Closing Date.

(vi) All consents, waivers, approvals, Orders, Governmental Authorizations or declarations required to be obtained, all notices required to be delivered and all filings required to be made, by the Company and the Investor in connection with the execution, delivery or performance of this Agreement, or the consummation of the transactions contemplated by this Agreement, including the sale and issuance of the Purchased Shares, shall have been obtained and made by the Company and the Investor, expect for such filings that may be made by the Company or the Investor following the Closing Date.

(vii) The Investor shall have executed and delivered to the Company this Agreement, the Lock-Up Agreement and a Stockholder Certificate.

(viii) No Governmental Entity shall have enacted, issued, promulgated, enforced or entered any Law, Order or other legal restraint (whether temporary, preliminary or permanent) which is in effect and which has the effect of prohibiting or preventing consummation of the transactions contemplated by this Agreement, including the sale and issuance of the Purchased Shares.

(ix) The Investor shall have delivered the Total Purchase Price for the Purchased Shares by wire transfer of immediately available funds in accordance with the wire instructions delivered to the Investor.

(c) Termination of Obligations to Effect Closing; Effects. The obligation of the Company, on the one hand, and the Investor, on the other hand, to effect the Closing shall terminate as follows:

(i) Upon the mutual written consent of the Company and the Investor;

(ii) By the Company if any of the conditions set forth in Section 8(b) shall have become incapable of fulfillment, and shall not have been waived by the Company;

(iii) By the Investor if any of the conditions set forth in Section 8(a) shall have become incapable of fulfillment, and shall not have been waived by the Investor; or

(iv) By either the Company or the Investor if the Closing has not occurred on or prior to January 31, 2011, or such later date for the consummation of the Closing as may be determined pursuant to Section 10.1 of the Merger Agreement;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement if such breach has resulted in the circumstances giving rise to such party’s seeking to terminate its obligation to effect the Closing.

9. Covenants and Agreements.

(a) Listing of Purchased Shares and Related Matters. Prior to the Closing, the Company shall take all necessary action to cause the Purchased Shares to be listed on NASDAQ in accordance with the NASDAQ Listing Rules. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on NASDAQ and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company’s reporting, filing and other obligations under the NASDAQ Listing Rules.

(b) Removal of Restrictive Legends. In the event that the certificate representing the Purchased Shares is imprinted with the legend set forth in Section 2.11 of the Merger Agreement (or the substantial equivalent thereof), the Company shall cause such legend to be removed in connection with any resale of the Purchased Shares that is made in compliance with, or pursuant to a valid exemption from, the registration provisions of the Securities Act promptly after the receipt of request by the Investor. Notwithstanding anything to the contrary herein, upon the effectiveness of the Registration Statement, the Company shall cause its counsel to issue an opinion letter covering all of the shares registered on the Registration Statement, including the Purchased Shares, to the Company’s transfer agent instructing such transfer agent to remove the legends when requested by the Investor or any broker, provided that the Investor or broker (i) represents that the sale of the Purchased Shares, or any part thereof, was made in compliance with the Securities Act and (ii) has otherwise complied with the requirements set forth in the legends.

10. Indemnification.

(a) The Company agrees to indemnify and hold harmless the Investor and its Affiliates and Representatives from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys’ fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of a representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Agreement. The Investor agrees to indemnify and hold harmless the Company and its Affiliates and Representatives from and against any and all Losses to which such Person may become subject as a result of any breach of a representation, warranty, covenant or agreement made by or to be performed on the part of the Investor under this Agreement.

(b) The Company further agrees to indemnify and hold harmless the Investor, its Affiliates and Representatives, any investment banking firm acting as an underwriter for the Investor, its Affiliates and Representatives, and broker/dealer acting on behalf of the Investor, its Affiliates and Representatives, from and against any losses, claims, damages or liabilities to which such Investor, Affiliates and Representatives may become jointly and severally, or jointly or severally, subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue or alleged untrue statement of a material fact contained in any preliminary prospectus or final prospectus related to any Registration Statement, or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or in the Registration Statement, (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any other law or any rule promulgated thereunder, in each case related to the offer or sale of the Registrable Securities, and the Company will reimburse such indemnified person for any reasonable legal expense or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor specifically for use in preparation of the Registration Statement, or any inaccuracy in representations made by the Investor in the Investor’s Stockholder Certificate, or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor in accordance with the terms of this Agreement prior to the pertinent sale or sales by the Investor.

(c) Any Person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided, that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim within five (5) Business Days after written notice thereof and employ counsel reasonably satisfactory to such Person or (c) in the reasonable judgment of any such Person, considering the advice of counsel, a conflict of interest exists between such Person and the indemnifying party with respect to such claims (in which case, if the Person notifies the indemnifying party in writing that such Person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person); and provided further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation, but the omission so to deliver notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 10. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one additional firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

11. Miscellaneous.

(a) Further Assurances. Each party hereto shall execute and cause to be delivered to each other party hereto such instruments and other documents, and shall take such other actions, as such other party may reasonably request (prior to, at or after the Closing) for the purpose of carrying out or evidencing any of the transactions contemplated by this Agreement.

(b) Fees and Expenses. Except as provided in the Merger Agreement, each party to this Agreement shall bear and pay all fees, costs and expenses (including legal fees and accounting fees) that have been incurred or that are incurred by such party in connection with the transactions contemplated by this Agreement.

(c) Waiver; Amendment. Any agreement on the part of a party to any extension or waiver of any provision hereof shall be valid only if set forth in an instrument in writing signed on behalf of such party. A waiver by a party of the performance of any covenant, agreement, obligation, condition, representation or warranty shall not be construed as a waiver of any other covenant, agreement, obligation, condition, representation or warranty. A waiver by any party of the performance of any act shall not constitute a waiver of the performance of any other act or an identical act required to be performed at a later time. This Agreement may not be amended, modified or supplemented except by written agreement of the Company and the Investor.

(d) Entire Agreement. This Agreement, the Lock-Up Agreement, the Exhibits and Schedules hereto and the documents and instruments and other agreements among the parties hereto referenced herein constitute the entire agreement among the parties to this Agreement and supersede all other prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter hereof and thereof.

(e) Execution of Agreement; Counterparts; Electronic Signatures.

(i) This Agreement may be executed in several counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument, and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterparts.

(ii) The exchange of copies of this Agreement and of signature pages by facsimile transmission (whether directly from one facsimile device to another by means of a dial-up connection or whether mediated by the worldwide web), by electronic mail in “portable document format” (“.pdf”) form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by combination of such means, shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original

Agreement for all purposes. Signatures of the parties transmitted by facsimile or other electronic means as set forth above shall be deemed to be their original signatures for all purposes.

(f) Governing Law; Jurisdiction and Venue.

(i) This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of Delaware (without giving effect to principles of conflicts of laws).

(ii) Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement shall be brought or otherwise commenced exclusively in any state or federal court located in the Orange County, California. Each party to this Agreement:

(A) expressly and irrevocably consents and submits to the jurisdiction of each state and federal court located in the Orange County, California (and each appellate court located in the State of California), in connection with any legal proceeding;

(B) agrees that service of any process, summons, notice or document by U.S. mail addressed to it at the address set forth in Section 11(i) hereof shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

(C) agrees that each state and federal court located in the Orange County, California, shall be deemed to be a convenient forum; and

(D) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in Orange County, California, any claim that it is not subject personally to the jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

(g) WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE PARTIES IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BETWEEN THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

(h) Assignment and Successors. No party may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the other parties, except that the Investor may assign any of its rights and delegate any of its obligations under this Agreement to any Affiliate of the Investor. Subject to the preceding sentence, this Agreement will apply to, be binding in all respects upon and inure to the benefit of the successors and permitted assigns of the parties.

(i) Notices. All notices, consents, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service

(costs prepaid); or (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment confirmed with a copy delivered as provided in clause (a), in each case to the following addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated below (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other parties):

Investor: Essex Woodlands Health Ventures Fund VII, L.P.

21 Waterway Avenue

Suite 225

The Woodlands, TX 77380

Attention: Guido Neels

Fax no.: (281) 364-9755

E-mail address: gneels@ewhv.comAttention

with a mandatory copy to (which copy shall not constitute notice):

K&L Gates

70 West Madison Street, Suite 3100

Chicago, IL 60602-4207

Attention: Bruce A. Zivian

Fax no.: (312) 827-7074

E-mail address: bruce.zivian@klgates.com

Company: Endologix, Inc.

11 Studebaker

Irvine, CA 92618

Attention: John McDermott

Fax no.: (949) 595-7317

E-mail address: jmcdermott@endologix.com

with a mandatory copy to (which copy shall not constitute notice):

Stradling Yocca Carlson & Rauth

660 Newport Center Drive, Suite 1600

Newport Beach, CA 92660

Attention: Lawrence B. Cohn

Fax no.: (949) 823-5132

E-mail address: lcohn@sycr.com

(j) Legal Representation of the Parties. This Agreement was negotiated by the parties with the benefit of legal representation and any rule of construction or interpretation otherwise requiring this Agreement to be construed or interpreted against any party shall not apply to any construction or interpretation hereof.

(k) Headings. The headings contained in this Agreement are for the convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

(l) Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement will remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

(m) Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

(n) Survival Period. The representations and warranties made by the Company herein shall not be extinguished by the Closing, but shall survive the Closing for fifteen (15) months following the Closing Date.

(o) China Venture. The parties acknowledge and agree that the parties intend to provide to the Investor the opportunity to form a venture, with the participation of the Company, which will in whole or in part develop, market and sell products embodying the Nepal Technology on an exclusive basis in China. As a material inducement to the Investor to enter into and perform its obligations under this Agreement, the Company and Investor agree as follows:

(i) the Investor shall have the right, exercisable at any time within two (2) years of the date of this Agreement, to form one or more entities controlled by the Investor and third parties selected by Investor (the “China Investors”) to exploit the Nepal Technology in the China market (collectively, the “China Entity”);

(ii) upon the formation of the China Entity and in connection with the grant of the license contemplated in subpart (iii) below, each of the China Investors will enter into confidentiality agreements which will obligate the China Investors to hold all proprietary and confidential information received from the Company related to the Nepal Technology (whether through the China Entity or directly from the Company) in confidence and not to use such information for any purpose other than the management of the affairs of the China Entity, or as otherwise permitted pursuant to the license contemplated in subpart (iii) below;

(iii) upon the written request of the Investor following the Initial Investment, the Company will grant to the China Entity an exclusive license, with rights of sublicense (provided, however, that any sublicense shall be limited exclusively on a territorial basis to China and shall contain confidentiality and use obligations and restrictions no less restrictive on the sublicense than those contemplated in subpart (ii) above), for the China market in and to all of the Nepal Technology and related patents, and all improvements, modifications and successor products based in whole or in part on the Nepal Technology (and all related know-how and proprietary rights) to the Nepal Technology (the “China License”). The China License shall contain such commercially reasonable terms consistent with customary practice for exploitation of medical technology in China as the parties mutually agree. It is understood that such terms shall be structured to permit the China Entity to competitively offer the licensed products in the China market. It is further understood that such terms shall take into account the equity rights of the Company set forth in subpart (vi) below, and any other written agreements between the parties concerning the China License or the sale of products based on the Nepal Technology in China. In the event that the parties are unable to agree on terms and conditions of the China License within one hundred and twenty (120) days of Investor’s written request, the parties shall appoint a qualified expert in medical device licensing in China to determine such terms and conditions based on the last proposed position of each party. The determination of such expert shall be binding on the parties, the parties shall bear equally the expense of such expert, and the time periods set forth in subparts (i) and (viii) of this

Section 11(o) shall be tolled for the period of the negotiation described above and the period for the expert determination;

(iv) in connection with the China License, the Company shall provide the China Entity with access to all know-how and proprietary information now or in the future in the control of the Company with respect to the Nepal Technology licensed to the China Entity under the China License, and the China Entity shall pay to the Company a mutually agreed upon amount of compensation (determined on a time and material basis at customary market rates intended to reimburse the Company for its costs in connection with the assistance contemplated by this subjection) for any material technology transfers made by the Company with respect to the Nepal Technology;

(v) except as set forth above, the Company shall not be obligated, unless otherwise agreed in writing by the Company, to invest any sums in, or pay any cash amounts or other property to, the China Entity;

(vi) in consideration of the grant of the License, the Company shall be entitled to receive (a) an equity interest in the China Entity which, upon the making of the Initial Investment and the grant of the China License, shall be not less than the lesser of 1/5th of the percentage amount of the equity interest in the China Entity held by the Investor, or 19.99% (the “Company Initial Equity”). The security representing the Company Initial Equity shall be pari passu in all rights, preferences and privileges with the most senior security issued to Investor in the China Entity upon the initial purchase of such securities by Investor from the China Entity;

(vii) the Company shall be (A) entitled to tag along rights which will permit the Company to sell all or any portion of Company Initial Equity on a proportionate basis with the Investor at any time the Investor sells any portion of its equity interest in the China Entity, (B) bound by customary drag along obligations, (C) shall be granted preemptive rights to maintain its pro rata, fully diluted ownership of the China Entity, and (C) shall receive any redemption rights received by Investor from the China Entity on a proportionate basis;

(viii) if the China Entity does not use its good faith, commercially reasonable efforts to begin to develop a product for sale in China based on the Nepal Technology within thirty six (36) months following the closing of the Merger, the Investor agrees that the Company may by written notice to the Investor terminate the China License and that following the termination thereof all right, title and interest in and to the Nepal Technology and related patents, and all improvements and modifications (and all related know-how and proprietary rights) to the Nepal Technology, shall revert to the Company; and

(ix) if the Company is subject to a “Change of Control Event” (as defined in the Merger Agreement as of the date of this Agreement), the Investor agrees that it will cause the China Entity to agree to sell, transfer and assign (at the acquiring party’s option and provided that such option is exercised in writing by the third party acquiring the Company within six (6) months of the Change of Control Event) all of the business associated with the China License and the Nepal Technology to the third party acquiring the Company in connection with the Change of Control Event, on terms, and subject to such conditions, as mutually agreed by the China Entity and such third party. The Investor further agrees that it will cause the China Entity to agree that, if the parties are unable to mutually agree on the price and terms at which such transaction shall occur, the China Entity and such third party will submit the dispute over price and terms to a non-affiliated, third party appraiser or investment banker to determine such price, which determination shall be binding on the parties.

(p) Public Statements. By 8:30 a.m., Eastern time, on the trading day immediately following the execution of this Agreement, the Company agrees to disclose on a Current Report on Form 8-K the existence of this Agreement and the material terms thereof, and within two (2) Business Days after the Closing, the Company agrees to disclose on a Current Report on Form 8-K the Closing and the pricing of the Purchased Shares. Such Current Reports on Form 8-K shall include a form of this Agreement as an exhibit thereto. The Company will not issue any public statement, press release or any other public disclosure naming the Investor without the Investor’s prior written consent, except as may be required by applicable law or rules of any exchange on which the Company’s securities are listed.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

IN WITNESS WHEREOF, the Company and the Investor have executed this Securities Purchase Agreement as of the date first above written.

THE COMPANY:

ENDOLOGIX, INC.

By:	/s/ John McDermott
Name:	John McDermott
Title:	President and Chief Executive Officer

THE INVESTOR:

ESSEX WOODLANDS HEALTH VENTURES FUND VII, L.P.

By:	Essex Woodlands Health Ventures VII, L.P., Its General Partner

By:	Essex Woodlands Health Ventures VII, LLC, Its General Partner

By:	/s/ Immanuel Thangaraj
Name:	Immanuel Thangaraj
Title:	Manager

[Signature Page to Securities Purchase Agreement]

EXHIBIT A

LOCK-UP AGREEMENT

Exhibit A

Exhibit A

Lock-Up Agreement

                     , 20

Endologix, Inc.

11 Studebaker

Irvine, California 92618

Ladies and Gentlemen:

Reference is made to that certain Agreement and Plan of Merger and Reorganization, dated as of October 27, 2010 (the “Merger Agreement”), by and among Endologix, Inc., a Delaware corporation (the “Company”), Nepal Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), Nellix, Inc., a Delaware corporation (“Nepal”), and the other parties thereto, whereby Merger Sub will merge with and into Nepal (the “Merger”) with Nepal surviving the Merger as a wholly-owned subsidiary of the Company. Capitalized terms used but not defined herein shall have the meanings set forth in the Merger Agreement. The undersigned understands that it will receive a number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), upon the closing of the Merger (the “Closing Merger Shares”) and that it may receive a number of additional shares of Common Stock upon the satisfaction of certain milestones set forth in the Merger Agreement (the “Contingent Merger Shares”), each in accordance with the terms and conditions of the Merger Agreement. Reference is further made to that certain Securities Purchase Agreement, dated as of October 27, 2010 (the “Purchase Agreement”), by and between the Company and the undersigned, pursuant to which the Company has agreed to sell and issue, and the undersigned has agreed to purchase, in accordance with the terms of the Purchase Agreement a number of shares of Common Stock (the “Purchased Shares”) equal to the quotient obtained by dividing fifteen million dollars ($15,000,000) by the Closing Payment Average Closing Price (the “Private Placement”). The Closing Merger Shares and the Purchased Shares acquired by the undersigned or which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission shall be referred to herein collectively as the “Lock-Up Shares.”

In consideration of the execution of the Merger Agreement and the Purchase Agreement by the Company and to induce the Company to consummate the Merger and the Private Placement and to issue the Lock-Up Shares and the Contingent Merger Shares, and in recognition of the benefit that the Merger and the Private Placement will confer upon the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company that during the period commencing on the Closing and ending three hundred and sixty five (365) days after such date (the “Lock-Up Period”), the undersigned will not, without the prior written consent of the Chief Executive Officer of the Company, directly or indirectly: (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer the applicable Lock-Up Shares or any securities convertible into or exercisable or exchangeable for the applicable Lock-Up Shares; (ii) enter into any swap or other arrangement, agreement or transaction that transfers to another, in whole or in part, any of the economic consequences of ownership of the applicable Lock-Up Shares or any securities convertible into or exercisable or exchangeable for the applicable Lock-Up Shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of the applicable Lock-Up Shares or other securities, or in cash or other property (the transactions described in clause (i) and (ii) shall be referred to herein collectively as a “Transfer”); or (iii) publicly disclose the intention to do any of the foregoing.

Notwithstanding the preceding paragraph, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or discloses material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results or becomes aware that it will disclose material news or that a material event relating to the Company will occur during the 16-day period beginning on the last day of the Lock-Up Period, then the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or disclosure of the material news or the occurrence of the material event, as applicable, unless such extension is waived, in writing, by the Company.

After the expiration of the Lock-Up Period, and for so long as the undersigned beneficially owns greater than ten percent (10%) or more of the issued and outstanding common stock of the Company (the “Threshold Amount”), the undersigned hereby agrees with the Company that during any calendar month thereafter the undersigned will not, without the prior written consent of the Chief Executive Officer or Board of Directors of the Company, directly or indirectly sell or otherwise Transfer an aggregate number of Lock-Up Shares in excess of three hundred percent (300%) of the average daily trading volume of the Common Stock on NASDAQ during the preceding calendar month; provided, however, that in the event Federated Investors, Inc. (“Federated”) or Elliott Associates (“Elliott”), or any other third party that beneficially owns greater than ten percent (10%) of the then-outstanding Common Stock of the Company, in any transaction or series of transactions, through open market or private sales, either individually or collectively with any of their respective Affiliates, sells during such calendar month an amount greater than one hundred percent (100%) of the average daily trading volume of the Common Stock on NASDAQ during such calendar month, the undersigned shall have sixty (60) days from the date any such sale is reported to sell an additional number of Lock-Up Shares equal to the amount sold by Federated, Elliott or such third party in excess of one hundred percent (100%) of the average daily trading volume of the Common Stock on NASDAQ during such calendar month and such additional amount shall not otherwise count towards the monthly limitation set forth herein above. In addition to the foregoing, if the Company issues Contingent Merger Shares to the undersigned at any time before or after the expiration of the Lock-Up Period, and upon such issuance the undersigned beneficially owns more than the “Threshold Amount”), the undersigned hereby agrees with the Company that during any calendar month after the issuance of such Contingent Merger Shares in which the undersigned continues to beneficially own the Threshold Amount, the undersigned will not, without the prior written consent of the Chief Executive Officer or Board of Directors of the Company, directly or indirectly sell or otherwise Transfer an aggregate number of such Contingent Merger Shares in excess of three hundred percent (300%) of the average daily trading volume of the Common Stock on NASDAQ during such calendar month.

Notwithstanding any of the foregoing, the undersigned may Transfer Lock-Up Shares, Contingent Merger Shares and any other shares of Common Stock without any consent (i) to an Affiliate, stockholder, partner or member of the undersigned provided, that any such Transfer is not for value, or (ii) in a privately negotiated transaction that is not executed on any market or exchange on which the Company’s Common Stock is then traded; provided that in each such case it shall be a condition to such Transfer that the transferee execute an agreement (an original copy of which shall be provided to the Company) stating that the transferee is receiving and holding such Transferred

2

shares subject to the provisions of this Lock-Up Agreement, and there shall be no further Transfer of such Transferred shares except in accordance with this Lock-Up Agreement.

Notwithstanding any other provision of this Lock-Up Agreement, the undersigned shall have the unilateral right to terminate this Lock-Up Agreement if any of the following events involving the Company shall have been announced as pending or planned, or shall have occurred:

(a) A Change in Control Transaction (as defined below);

(b) A “going private” transaction under Rule 13e-3 promulgated pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”);

(c) A tender offer by the Company under Rule 13e-4 promulgated pursuant to the Exchange Act;

(d) The members of the Board of Directors of the Company who were members of the Board of Directors on the effective date hereof, shall for any reason cease to constitute a majority of the Board of Directors of the Company;

(e) The Company shall (i) become insolvent; (ii) admit in writing its inability to pay its debts generally as they mature; (iii) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (iv) apply for or consent to the appointment of a trustee, liquidator or receiver for it or for a substantial part of its property or business;

(f) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings, or relief under any bankruptcy law or any law for the relief of debt shall be instituted by or against the Company, or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit to any material allegations of, or default in answering a petition filed in any such proceedings; or

(g) One hundred and eighty (180) days after the undersigned no longer has a designee serving on the Board of Directors of the Company and has, at the option of the undersigned exercised in its discretion by written notice to the Company, relinquished any contractual rights the undersigned may have to designate any person to serve on the Board of Directors of the Company.

As used in this Lock-Up Agreement, a “Change of Control Transaction” shall mean, (i) the sale, conveyance or disposition of all or substantially all of the assets of the Company, (ii) a consolidation or merger of the Company with or into any other Person (whether or not the Company is the surviving Person, but other than a merger or consolidation whereby the stockholders of the Company immediately preceding the merger or consolidation continue to own, in such merger or consolidation, greater than 50% of the voting power of the capital stock of the surviving Person that is normally entitled to vote in the election of directors, managers or trustees, as applicable), or (iii) any Person or any “group” (as such term is used in Section 13(d) of the Exchange Act), becomes the beneficial owner or is deemed to beneficially own (as described in Rule 13d-3 under the Exchange Act without regard to the 60-day exercise period) in excess of 20% of the Company’s voting power of the capital stock of the Company normally entitled to vote in the election of directors of the Company.

3

In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Agreement. In addition, the undersigned agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s Lock-Up Shares and Contingent Merger Shares except in compliance with the foregoing restrictions.

As a further inducement for the Company to consummate the Merger and the Private Placement and to issue the Lock-Up Shares and the Contingent Merger Shares, the undersigned hereby agrees with the Company that, without the prior written consent of the Chief Executive Officer or Board of Directors of the Company, the undersigned will not acquire, in any transaction or series of transactions, through open market or private purchases, either individually or collectively with any of its Affiliates, a number of additional shares of Common Stock that when aggregated with the Lock-Up Shares and the Contingent Merger Shares then owned by the undersigned would result in the undersigned, together with any of its Affiliates, having an ownership interest in the then-outstanding Common Stock in excess of the greater of: (i) fifteen percent (15%), or (ii) such percentage as represented by the Lock-Up Shares and the Contingent Merger Shares then owned by the undersigned, such percentages to be increased accordingly on a proportionate basis in the event the Company purchases or otherwise redeems any of its outstanding shares of Common Stock provided that the Company so notifies the undersigned on or before the next trading day after such repurchase or redemption; provided, however, that if after the date hereof Federated, Elliott or any other third party acquires, in any transaction or series of transactions, through open market or private purchases, either individually or collectively with any of their respective Affiliates, any additional shares of Common Stock, or any other third party so acquires any shares of Common Stock such that after such transaction or transactions such third party has an ownership interest of ten percent (10%) or more of the then-outstanding Common Stock, the undersigned and any of its Affiliates shall be permitted to acquire such number of additional shares of Common Stock as is necessary to maintain the proportionate ownership interests of Common Stock held by the undersigned, on the one hand, and either of Federated or Elliott or such other third party, as applicable, on the other hand, in effect on the date of such acquisition or acquisitions by Federated or Elliott or such other third party.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Agreement.

This Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws principles thereof.

4

The undersigned understands that the Company is relying upon this agreement in consummating the Merger and the Private Placement and in issuing the Lock-Up Shares and the Contingent Merger Shares. The undersigned further understands that this agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors and assigns.

Very truly yours,

ESSEX WOODLANDS HEALTH VENTURES FUND VII, L.P.

By:	Essex Woodlands Health Ventures VII, L.P., Its General Partner

By:	Essex Woodlands Health Ventures VII, LLC, Its General Partner

By:
Title:	Manager

Address:

Accepted as of the date
first set forth above:

Endologix, Inc.

By:
Name:
Title:

5

EXHIBIT B

FORM OF INDEMNIFICATION AGREEMENT

Exhibit B

Exhibit B

ENDOLOGIX, INC.

INDEMNIFICATION AGREEMENT

This INDEMNIFICATION AGREEMENT is made as of                      , 20__, between Endologix, Inc., a Delaware corporation (the “Company”), and              (“Indemnitee”), an officer and/or member of the Board of Directors of the Company.

WHEREAS, the Company desires the benefits of having Indemnitee serve as an officer and/or director secure in the knowledge that expenses, liability and losses incurred by him/her in his/her good faith service to the Company will be borne by the Company or its successors and assigns in accordance with applicable law; and

WHEREAS, the Company desires that Indemnitee resist and defend against what Indemnitee may consider to be unjustified investigations, claims, actions, suits and proceedings which have arisen or may arise in the future as a result of Indemnitee’s past or future service to the Company; and

WHEREAS, the parties believe it appropriate to memorialize and reaffirm the Company’s indemnification obligations to Indemnitee and, in addition, set forth the indemnification agreements contained herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, the parties agree as follows:

1. Indemnification. Indemnitee shall be indemnified and held harmless by the Company to the fullest extent permitted by its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), Bylaws and applicable law, as the same exists or may hereafter be amended, against all expenses, liability and loss (including attorneys’ fees, judgments, fines, and amounts paid or to be paid in any settlement approved in advance by the Company, such approval not to be unreasonably withheld) (collectively, “Indefinable Expenses”) actually and reasonably incurred or suffered by Indemnitee in connection with any present or future threatened, pending or contemplated investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (collectively, “Indemnifiable Litigation”): (i) to which Indemnitee is or was a party or is threatened to be made a party by reason of any action or inaction in Indemnitee’s capacity as a director, officer, employee or agent of the Company; or (ii) with respect to which Indemnitee is otherwise involved by reason of the fact that Indemnitee is or was serving as a director, officer, employee, agent or advisor of the Company, or of any subsidiary or division, or is or was serving at the request of the Company as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust or other enterprise. Notwithstanding the foregoing: (i) Indemnitee shall have no right to indemnification for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities and Exchange Act of 1934, as amended; and (ii) Indemnitee’s rights under this Agreement are not being limited by any terms or provisions of the Certificate of Incorporation or the Bylaws that are or would be more restrictive than as provided in this Agreement. To the extent that a change in applicable law, whether by statute or judicial decision, permits greater indemnification than would currently be afforded under the Company’s Certificate of Incorporation, Bylaws and/or applicable law, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. This Agreement and all indemnification obligations of the Company shall apply fully to all claims, costs, expenses and liabilities connected with or arising at any time against Indemnitee on account of his or her past, present or future services or affiliation as a director, officer, employee or advisor of the Company.

2. Interim Expenses. The Company agrees to pay Indemnifiable Expenses incurred by Indemnitee in connection with any Indemnifiable Litigation in advance of the final disposition thereof, provided that the Company has received an undertaking by or on behalf of Indemnitee, substantially in the form attached hereto as Exhibit A, to repay the amount so advanced to the extent that it is ultimately determined that Indemnitee is not entitled to be indemnified by the Company under this Agreement or otherwise. The advances to be made hereunder shall be paid by the Company to Indemnitee within ten (10) days following delivery of a written request therefor by Indemnitee to the Company. Any advances and undertakings pursuant to this Section 2 shall not be construed as a loan and be unsecured and interest free.

3. Primacy. Indemnitee may have certain rights to indemnification, advancement of expenses and/or insurance provided by other sources, including, without limitation, entities for which Indemnitee serves as a general partner, and entities under common investment management (collectively, and including without limitation Essex Woodlands Health Ventures Fund VII, L.P. (the “Fund”), and all persons and entities affiliated in any manner with the Fund, the “Other Sources”). The Company hereby agrees (i) that it is the indemnitor of first resort (i.e., its obligations to Indemnitee are primary and any obligation of the Other Sources to advance expenses or to provide indemnification for the same expenses or liabilities incurred by Indemnitee are secondary), (ii) that it shall be liable for the full amount of all Indemnifiable Expenses to the extent legally permitted and as required by the terms of this Agreement, the Certificate of Incorporation, Bylaws and applicable law, without regard to any rights Indemnitee may have against the Other Sources, and, (iii) that it irrevocably waives, relinquishes and releases the Other Sources from any and all claims against the Other Sources for contribution, subrogation or any other recovery of any kind in respect thereof. The Company further agrees that no advancement or payment by the Other Sources on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification from the Company shall affect the foregoing and the Other Sources shall have a right of contribution and/or be subrogated to the extent of such advancement or payment to all of the rights of recovery of Indemnitee against the Company. Notwithstanding the foregoing, Indemnitee has no obligation to seek indemnification from the Other Sources, if any. The Company and Indemnitee agree that the Other Sources are express third party beneficiaries of the terms of this Section 3.

4. Trust Fund.

(a) The Company may, but is not obligated to, establish a trust (the “Trust”) to fund certain of its obligations under this Agreement and similar agreements with other directors and/or officers (collectively, including Indemnitee, the “Beneficiaries”). Therefore, in such event, in addition to Indemnitee’s rights under this Indemnification Agreement and any applicable insurance policy, Indemnitee shall also have the right to seek indemnification payments from the trustee (the “Trustee”) of any such trust that may be established hereafter in accordance with the terms of this Agreement and of the trust agreement.

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(b) All communications or demands made by and among the Trustee and the Beneficiaries of any such Trust are to be made through the individual designated as the Beneficiaries’ Representative. As of the date of this Agreement, a Trust has not been established, nor has a Beneficiaries’ Representative been designated. The Beneficiaries’ Representative shall be designated and may be changed from time to time and at any time upon agreement of two-thirds of the Beneficiaries at such time.

5. Procedure for Making Demand. Indemnitee shall give the Company notice in writing of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the Chief Executive Officer of the Company at the address set forth in this Agreement (or such other address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three business days after the date postmarked and sent by certified or registered mail, properly addressed; otherwise notice shall be deemed received when such notice shall actually be received by the Company. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power. Any indemnification provided for in Section 1 shall be made no later than twenty (20) days after receipt of the written request of Indemnitee.

6. Failure to Indemnify.

(a) If a claim under this Agreement, or any statute, or under any provision of the Company’s Certificate of Incorporation or Bylaws providing for indemnification, is not paid in full by the Company, Insurance Company or, if the Trust Fund shall have been established, by the Trustee, within twenty (20) days after a written request for payment thereof has been received by the Company, Indemnitee may, but need not, at any time thereafter bring an action against the Company to recover the unpaid amount of the claim and, subject to Section 12, if successful in whole or in part, Indemnitee shall also be entitled to be paid for the expense (including but not limited to attorneys’ fees and costs) of bringing such action.

(b) It shall be a defense to such action (other than an action brought to enforce a claim for expenses incurred in connection with any action, suit or proceeding in advance of its final disposition) that Indemnitee has not met the standard of conduct which makes it permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed, but the burden of proving such defense shall be on the Company and Indemnitee shall be entitled to receive interim payments of interim expenses pursuant to Section 2 hereof unless and until such defense may be finally adjudicated by court order or judgment from which no further right of appeal exists. It is the parties’ intention that if the Company contests Indemnitee’s right to indemnification, the question of Indemnitee’s right to indemnification shall be for the court to decide, and neither the failure of the Company (including its board of directors, independent legal counsel, or its stockholders) to have made a determination that indemnification of Indemnitee is proper in the circumstances because Indemnitee has met the applicable standard of conduct required by applicable law, nor an actual determination by the Company (including its board of directors, any committee or subgroup of the board of directors, independent legal counsel, or its stockholders) that Indemnitee has not met such applicable standard of conduct, shall create a presumption that Indemnitee has or has not met the applicable standard of conduct.

7. Notice to Insurers. If, at the time of the receipt of a notice of a claim pursuant to Section 4 thereof, the Company has director and/or officer liability insurance in effect, the Company shall give prompt notice of the commencement of such proceeding to the insurers in accordance with

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the procedures set forth in the respective policies. The Company shall thereafter take all necessary or desirable action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policies. When and to the extent that such insurers pay Indemnifiable Expenses, such Indemnifiable Expenses shall be considered paid for purposes of this Agreement; and if Indemnitee shall be compensated for the same Indemnifiable Expenses by such insurers and the Company, the Indemnitee shall hold for the benefit of the Company and remit to the Company the insurance proceeds in excess of that necessary to pay such and all other Indemnifiable Expenses.

8. Retention of Counsel. In the event that the Company shall be obligated to pay Indemnifiable Expenses as a result of any proceeding against Indemnitee, the Company, subject to clauses (ii)(A) and (ii)(B) of the second sentence of this Section 7, shall be entitled to assume the defense of such proceeding, with counsel reasonably approved by Indemnitee, which approval shall not be unreasonably withheld, upon the delivery to Indemnitee of written notice of its election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by that Indemnitee with respect to that same proceeding, provided that (i) Indemnitee shall have the right to employ his or her counsel in any such proceeding at Indemnitee’s expense, and (ii) if (A) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (B) the Company shall not, in fact, have employed counsel to assume defense of such proceeding, then the fees and expenses of Indemnitee’s counsel shall be at the expense of the Company.

9. Successors. This Agreement establishes contract rights which shall be binding upon, and shall inure to the benefit of, the successors, assigns, heirs and legal representatives of the parties hereto.

10. Mutual Acknowledgment. Both the Company and Indemnitee acknowledge that in certain instances, Federal law or applicable public policy may prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company may be required in the future to undertake to the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company’s right under public policy to indemnify Indemnitee, and, in that event, the Indemnitee’s rights and the Company’s obligations hereunder shall be subject to that determination.

11. Contract Rights Not Exclusive. The contract rights conferred by this Agreement shall be in addition to, but not exclusive of, any other right which Indemnitee may have or may hereafter acquire under any statute, provision of the Company’s Certificate of Incorporation or Bylaws, agreement, vote of shareholders or disinterested directors, policy of insurance, or otherwise, and the rights of Indemnitee under each thereof shall be cumulative and not exclusive of one another.

12. Indemnitee’s Obligations. The Indemnitee shall promptly advise the Company in writing of the institution of any investigation, claim, action, suit or proceeding which is or may be subject to this Agreement and keep the Company generally informed of, and consult with the Company with respect to, the status of any such investigation, claim, action, suit or proceeding. Notices to the Company shall be directed to Endologix, Inc., 13900 Alton Parkway, Suite 122, Irvine, California 92618, Attn: CEO (or other such address as the Company shall designate in writing to Indemnitee). Notice shall be deemed received three days after the date postmarked if sent by

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certified or registered mail, properly addressed. In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee’s power.

13. Attorneys’ Fees. In the event that any action is instituted by Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys’ fees, incurred by Indemnitee with respect to such action, unless as a part of such action, a court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such “action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement, or to enforce or interpret any other terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys’ fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee’s counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee’s material defenses to such action were made in bad faith or were frivolous. These rights are in addition to Indemnitee’s rights to recover Indemnifiable Expenses of any nature or description, including but not limited to attorneys’ fees and costs.

14. Severability. Should any provision of this Agreement, or any clause hereof, be held to be invalid, illegal or unenforceable, in whole or in part, the remaining provisions and clauses of this Agreement shall remain fully enforceable and binding on the parties.

15. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether of not similar) nor shall such waiver constitute a continuing waiver.

16. Choice of Law. The validity, interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Delaware.

IN WITNESS WHEREOF, the parties have executed this Indemnification Agreement as of the day and year first written above.

INDEMNITEE	ENDOLOGIX, INC.

By:
Name:	Name:
Title:

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EXHIBIT A

UNDERTAKING AGREEMENT

This UNDERTAKING AGREEMENT is made as of             , between Endologix, Inc., a Delaware corporation (the “Company”), and             , a member of the board of directors and/or an officer of the Company (“Indemnitee”).

WHEREAS, Indemnitee may become involved in investigations, claims, actions, suits or proceedings which have arisen or may arise in the future as a result of Indemnitee’s service to the Company; and

WHEREAS, Indemnitee desires that the Company pay any and all expenses (including, but not limited to, attorneys’ fees and court costs) actually and reasonably incurred by Indemnitee or on Indemnitee’s behalf in defending or investigating any such suits or claims and that such payment be made in advance of the final disposition of such investigations, claims, actions, suits or proceedings to the extent that Indemnitee has not been previously reimbursed by insurance; and

WHEREAS, the Company is willing to make such payments but, in accordance with the Certificate of Incorporation and/or Bylaws of the Company and Section 145 of the General Corporation Law of the State of Delaware, the Company may make such payments only if it receives an undertaking to repay from Indemnitee.

NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties agree as follows:

1. In regard to any payments made by the Company to Indemnitee pursuant to the terms of the Indemnification Agreement dated as of                      , 20__, between the Company and Indemnitee, Indemnitee hereby undertakes and agrees to repay to the Company any and all amounts so paid promptly and in any event within thirty (30) days after the disposition, including any appeals, of any litigation or threatened litigation on account of which payments were made, but only to the extent that Indemnitee is ultimately found not to be entitled to be indemnified by the Company under the Certificate of Incorporation and/or Bylaws of the Company and Section 145 of the General Corporation Law of the State of Delaware, or other applicable law.

2. This Agreement shall not affect in any manner rights which Indemnitee may have against the Company, any insurer or any other person to seek indemnification for or reimbursement of any expenses referred to herein or any judgment which may be rendered in any litigation or proceeding.

IN WITNESS WHEREOF, the parties have caused this Undertaking Agreement to be executed on the date first above written.

INDEMNITEE	ENDOLOGIX, INC.

By:
Name:	Name:
Title:

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